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                                                                Exhibit 99.7

December 14, 1998



Patriot American Hospitality, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas  75207
Attn.:  William W. Evans III

Wyndham International, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas  75207
Attn.:  Leslie Ng

Ladies and Gentlemen:

         Reference is made to that certain Forward Stock Contract, dated December 31, 1997 (the "Forward Agreement") between Patriot American Hospitality, Inc. (the "REIT") and Patriot American Hospitality Operating Company (the "OPCO") and Union Bank of Switzerland, London Branch ("UBS"), as such Forward Agreement may have been amended through the date hereof (including the letter agreements dated August 14, 1998, and September 11, 1998, between the REIT and Wyndham International, Inc. (as successor to the OPCO, each a "Company" and collectively, the "Companies") and UBS AG, London Branch ("UBS-LB"), as successor to UBS acting through its agent Warburg Dillon Read LLC and that certain Purchase Agreement dated December 31, 1997 by and among Union Bank of Switzerland and the Companies. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them under the Forward Agreement, as amended.

         In consideration of the mutual covenants contained herein and in the Forward Agreement, the parties hereto agree as follows:

         Section 1. PRELIMINARY STANDSTILL PERIOD AND INITIAL STANDSTILL PERIOD. UBS-LB agrees that from December 8, 1998 through December 18, 1998 (or such earlier date as the Initial Standstill Period may begin under Section 6 herein) (such period, the "Preliminary Standstill Period"), subject to the terms and conditions set forth below, UBS-LB will not require any settlement under the Forward Agreement and will not sell, assign or otherwise transfer any

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interest in any of the Underlying Shares or shares delivered as collateral under the Forward Agreement. UBS-LB further agrees that from the date on which the provisions of this letter agreement become effective in accordance with Section 6 hereof through January 4, 1999 (such period, the "Initial Standstill Period"), subject to the other terms and conditions set forth below, UBS-LB will not require any settlement under the Forward Agreement and will not sell, assign or otherwise transfer any interest in any of the Underlying Shares or shares delivered as collateral under the Forward Agreement.

         Section 2. APPLICATION OF COLLATERAL AND PROCEEDS. (a) The cash collateral held by UBS-LB on the date hereof and all net proceeds received by UBS-LB through the date hereof in connection with sales of Paired Shares in settlement of the Forward Contract will be used on such date to "buy down" the Forward Price. Accordingly, the Forward Price will be reduced on such date by $3.7240 (cash collateral of $8,252,274 plus net sales proceeds through the date hereof of $3,850,569, the sum divided by 3,250,000, the number of Underlying Shares), so that the Forward Price as of December 10, 1998 would be reduced from $15.4933 to $11.7693, representing a Settlement Amount of $38,250,225. (On December 14, 1998 and December 15, 1998, UBS-LB sold additional Paired Shares generating net sales proceeds of $1,726,773. $1,007,063 of such amount will be applied in the manner contemplated by the letter agreement of even date herewith relating to the escrow described in Section 4(a) and Section 6 hereunder. The balance, which is $719,710, shall be used to "buy down" the Forward Price under this Section 2 so that the Forward Price as of December 10, 1998 will be further reduced by $0.2214 ($719,710 divided by 3,250,000) from $11.7693 to $11.5479, representing a Settlement Amount of $37,530,515 (all Forward Prices and Settlement Amounts being approximate due to rounding).) The parties acknowledge that the application of cash collateral and net proceeds as provided for in this paragraph, and any similar application of cash collateral which has occurred or which may hereafter occur, shall constitute interim settlement payments under the Forward Agreement.

         (b) The parties acknowledge that all sales of Paired Shares by UBS-LB prior to the date hereof have not occurred during an Unwind Period.

         Section 3.        AMENDMENTS TO THE FORWARD AGREEMENT.

         (a) The definition of "Unwind Period" is deleted in its entirety and replaced as follows: "In the event of Stock Settlement or Net Stock Settlement, the period beginning on Day S and ending on the date that UBS has completed the sale of all Unwind Shares".

         (b) The definition of "Stock Settlement Unwind Price" is deleted in its entirety and replaced as follows: "The weighted average net sales price per unit of Paired Shares for all Paired Shares sold by UBS-LB during the Unwind Period."

         (c)      [This subsection intentionally left blank]

         (d) The second sentence of the last paragraph of Section III.A.1. shall be deleted in its entirety and replaced as follows: "The number of Settlement Shares deemed to have already been settled shall equal the Settlement Shares times a fraction, the numerator of which shall be the total number of Unwind Shares sold by UBS until and including the notice day, and the denominator of which shall be the total number of Unwind Shares (for this purpose, Unwind


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Shares to be calculated as if the notice day was the last day of the Unwind
Period)."

         (e) A definition of "Unwind Shares" is hereby inserted having the following text: "Stock Settlement Shares (in the case of a Stock Settlement) or Underlying Shares and Net Stock Settlement Shares (in the case of Net Stock Settlement)."

         (f) The definition of "Spread" shall be deleted and replaced by the following: "4.00% per annum."

         (g) The Forward Agreement is hereby deemed amended so that each of (i) the financial reporting covenants in Section 8.01 and (ii) the negative covenants by the Companies in the Credit Agreement and Term Loan Agreement dated as of July 18, 1997 (and Amended and Restated as of December 16, 1997 and further Amended and Restated as of June 2, 1998) by and among certain Patriot entities as borrowers, various lenders named therein and Chase Manhattan Bank as Administrative Agent (the "Credit Agreement"), together with any relevant definitions or other ancillary provisions, are incorporated in full into the Forward Agreement, except that such covenants are modified, MUTATIS MUTANDIS, to be made in favor of UBS-LB and to otherwise conform to the Forward Agreement. For the purposes of Section 8 of this letter agreement, a waiver under the Credit Agreement of any breach of the covenants described in clauses (i) and
(ii) of this Subsection (g) shall not be contstrued as or interpreted to be a waiver of such breach under the Forward Agreement.

         (h) The definition of "Maturity Placement Fee" shall be amended by deleting the term "0.50%" and replacing it with "0.00%."

         Section 4. COVENANTS OF THE COMPANIES. The Companies covenant and agree with UBS-LB as follows, which covenants and agreements shall be deemed incorporated into the Forward Agreement as if set forth in full therein:

         (a) In consideration of UBS-LB's agreements hereunder, the Companies shall, in addition to other agreements made by the Companies hereunder, pay in cash to Warburg Dillon Read LLC, as agent for UBS-LB, an amount equal to $1,007,063 (which equals 2.00% of the $50,353,174 gross UBS-LB notional amount as of December 10, 1998), such amount to be held in escrow so that if this letter agreement does not become effective in accordance with the provisions of
Section 6 hereof, such amount shall be returned to the Companies in full.

         (b) If (i) any of the registration statements covering the Underlying Shares or any shares delivered as collateral under the Forward Agreement are not usable for more than 15 calendar days, or (ii) a Prospectus Supplement is not delivered within 2 Exchange Trading Days of a request therefor, then the Spread applicable under the Forward Agreement shall automatically increase by .25% for each additional week (or portion thereof) after such 15 day period during which such registration statement remains unusable or such 2 day period, as the case may be; provided that the increase in the Spread pursuant to this paragraph shall in no event exceed 2.00%. For the avoidance of doubt, such penalties shall not be applicable during the Preliminary Standstill Period, the Initial Standstill Period or the Standstill Period, until any of


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such periods is terminated pursuant to the provisions of Section 8 hereof.

         (c) The Companies shall provide copies to UBS-LB of any amendments or agreements relating to the Companies' other forward equity transactions. Whether or not the obligation described in the preceding sentence is complied with, if UBS-LB at any time determines in its discretion that the unwind, collateral or settlement provisions applicable to any of the Companies' other forward equity transactions are or have become more favorable to the counterparties to such transaction than such provisions contained in the Forward Agreement (as modified hereby) are to UBS-LB, such provisions in the Forward Agreement shall be promptly modified so that they are at least as favorable as such other provisions and, until such modification is effected, UBS-LB, upon written notice to the Companies, shall be entitled to operate as if such modification were in effect.

         (d) The Companies shall use their reasonable efforts to arrange additional equity investments in the Companies and the proceeds of any such new equity investment shall first be applied to settle in full the Forward Agreement. Such obligation shall be subject to the terms and conditions of the Credit Agreement; provided, however, that in the event that such obligation is not complied with as a result of the terms and conditions of the Credit Agreement, then the Initial Standstill Period (or the Standstill Period, as the case may be) shall be terminated.

         (e) If a "Change in Control" (as defined in the Credit Agreement) shall occur, then concurrently with such occurrence, the Initial Standstill Period or the Standstill Period shall terminate and, subject to the terms and conditions of the Credit Agreement, the Company shall effect a complete Physical Settlement of the Forward Agreement.

         (f) The Companies agree that they will not assert any claim with respect to any sales of Paired Shares effected by UBS-LB prior to the date hereof and that such sales were not subject to the Unwind Period.

         (g) Nothing contained herein shall in any way limit the Companies' obligation to provide cash collateral or Interim Settlement Shares in accordance with the terms of the Forward Agreement as modified by the letter agreements referenced above.

         (h) The Companies shall provide copies to UBS-LB of any amendments or agreements relating to the Credit Agreement.

         Section 5.        ADDITIONAL AGREEMENTS.

         (a) The Companies and UBS-LB agree that, notwithstanding anything to the contrary in the Forward Agreement, UBS-LB shall not be subject to any limitation on the number of Paired Shares it may sell on any day during an Unwind Period; provided, however, that any settlement effected by the sale of Paired Shares shall be conducted in a commercially reasonable manner (which may require sales over a period of more than 1 day).

         (b) The Companies and UBS-LB agree that the standstill agreement provided for


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herein does not constitute a waiver of any event or condition or a limitation on any of the parties' rights or remedies and that, upon the termination of the Preliminary Standstill Period, the Initial Standstill Period or the Standstill Period, as the case may be, the parties shall be entitled to take action with respect to any such event or condition and to pursue any or all of their respective rights and remedies.

         (c) Any obligations of the Companies' pursuant to this letter agreement that are "subject to the terms and conditions of the Credit Agreement" shall be a reference to the terms and conditions as they exist on the date hereof, and any subsequent restatements or amendments to such Credit Agreement shall not be applicable, unless the effect of such restatements or amendments is to remove the Companies' inability to comply with such obligation.

         Section 6. CONDITIONS TO STANDSTILL. Except for the Preliminary Standstill Period as described in Section 1 hereof and the "buy-down" provisions contained in Section 2 hereof, which shall be effective (subject to the conditions set forth in Section 1 and Section 4(a) hereof) upon execution of this letter agreement by the parties hereto, this letter agreement and all of the provisions and agreements contained herein (including the Initial Standstill Period) shall be effective on the date that is the earlier of (i) the date that the Companies shall have entered into co-extensive standstill agreements in form and substance reasonably satisfactory to UBS with each of the counterparties to the Companies' other forward equity transactions or (ii) the date that UBS-LB (in its sole discretion) notifies the Companies in writing that this letter agreement has become effective; provided, however, that such date shall not occur after December 18, 1998. If this letter agreement does not become effective on or before such date in accordance with the provisions of this
Section 6, then the amount described in Section 4(a) shall be returned to the Companies in full.

         Section 7. EXTENSION OF THE INITIAL STANDSTILL PERIOD. If on or prior to January 4, 1999, the Companies enter into a letter of intent with one or more parties (the "Other Parties") which provides that there will be a complete Physical Settlement of the Forward Agreement or equivalent transaction with funds provided by the Other Parties not later than the closing of the transaction contemplated by such agreement with the Other Parties, then the Initial Standstill Period shall be extended until the earlier of the closing or the termination of such transaction, but in no event later than January 31, 1999 (such period, the "Standstill Period"). Any determination as to whether the Companies are entitled to an extension of the Initial Standstill Period as contemplated by this Section 7 shall be made by UBS-LB, which determination shall not be unreasonable.

         Section 8. TERMINATION OF THE STANDSTILL PERIOD. The Initial Standstill Period or the Standstill Period shall terminate immediately (i) if the Paired Share price (calculated as provided under the Forward Agreement) falls below $5.00 per Paired Share, (ii) upon the occurrence of a Mandatory Unwind Event within the meaning of clause (ii) of the definition thereof under the Forward Agreement, a Default under the Credit Agreement or a material default under the Forward Agreement which remains uncured after notice thereof (including without limitation any of the covenants and agreements of the Companies that are provided herein) or (iii) if any of the counterparties to the Companies' other forward equity transactions sells or agrees to sell any


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Paired Shares.


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         For the avoidance of doubt, (i) this agreement shall be applicable to settlements that occur on or after the date hereof and (ii) nothing in this letter agreement shall relieve the Companies of any of its obligations under the Forward Agreement and the Purchase Agreement, including without limitation paragraph 4 of the letter agreement dated September 11, 1998 (pursuant to which the Companies agreed to effect a Physical Settlement of the Transaction simultaneously with the consummation of the sale of certain property interests as described therein).

         This letter agreement shall be governed by and construed in accordance with laws of the State of New York without reference to choice of law doctrine.

Sincerely,

UBS AG, London Branch

By:/s/ Robert Morgan                     By:/S/ Gerard Lionetti
  --------------------------------       -------------------------------
Name:                                    Name:
Title:                                   Title:
Date:                                    Date:

AGREED TO AND ACCEPTED

Patriot American Hospitality, Inc.


By:/s/ William W. Evans III
   -------------------------------
Name:
Title:
Date:

Wyndham International, Inc.


By:/s/ William W. Evans III
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Name:
Title:
Date:


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